Exhibit 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 5, 1999 included in this Form 10-K for nine months ended December 31, 1998, into 21st Century Telecom Group, Inc.'s previously filed Registration Statement on Form S-4 No. 333-47235.






Chicago, Illinois                                            Arthur Andersen LLP
March 31, 1999